Exhibit 10.12

ASSIGNMENT AND ASSUMPTION OF PURCHASE AGREEMENT

This Assignment and Assumption of Purchase Agreement (“Assignment”) is entered into between KBS CAPITAL ADVISORS LLC, a Delaware limited liability company (“Assignor”), and KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company (“Assignee”), as of September 14, 2011 (“Effective Date”).

RECITALS

A.       Pursuant to the terms of that certain Agreement of Purchase and Sale effective as of August 22, 2011, by and between Domain Gateway I, LP, a Texas limited partnership, as seller, and Assignor, as buyer, as amended by that certain First Amendment to Agreement of Purchase and Sale dated as of September 2, 2011, that certain Second Amendment to Agreement of Purchase and Sale dated as of September 9, 2011, that certain email chain between Seller’s counsel and Buyer’s counsel date-stamped as of September 12, 2011 at 2:58 p.m. (California Time), that certain email chain from Buyer’s counsel date-stamped as of September 12, 2011 at 7:20 p.m. (California Time), and that certain Third Amendment to Agreement of Purchase and Sale dated as of September 13, 2011 (as amended, the “Purchase Agreement”), Assignor agreed to acquire the Property (as such term is defined in the Purchase Agreement) commonly referred to as “Domain Gateway” and located at 2900 Esperanza Crossing, in the City of Austin, County of Travis, State of Texas.

B.       Assignor desires to assign, without recourse, representation or warranty, all of its rights, benefits, liabilities and obligations arising under the Purchase Agreement (and related documents) to Assignee, and Assignee desires to assume all of said rights, benefits, liabilities and obligations.

NOW, THEREFORE, in consideration of the foregoing promises, the mutual undertakings of the parties set forth herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties, the parties agree as follows:

1.        Recitals.  The above recitals are incorporated herein by reference.

2.        Assignment and Assumption.  Assignor hereby transfers, assigns and conveys, without recourse, representation or warranty, express or implied, all of Assignor’s rights, interests, liabilities and obligations in and to the Property, and all of Assignor’s rights, interests, liabilities and obligations under the Purchase Agreement (and related documents) to acquire same to Assignee. Assignee hereby assumes all such rights, interests, liabilities and obligations, and joins in all representations, warranties, releases, and indemnities, of Assignor under the Purchase Agreement (and related documents) relating to such Property and the Purchase Agreement (and related documents) assigned to it above.

3.        Successors and Assigns.  This Assignment shall be binding upon and inure to the benefit of the parties’ successors and assigns.

4.        Attorneys’ Fees.  In the event any party institutes any action or proceeding against the other party with regard to this Assignment, the prevailing party of such action shall be entitled to recover from the nonprevailing party (in addition to all other remedies provided by law) its attorneys’ fees and costs incurred in such action or proceeding.

5.        Release Under Purchase Agreement.  In accordance with Section 9.6 of the Purchase Agreement, Assignor shall not be released from its obligations under the Purchase Agreement.

6.        Counterparts.  This Assignment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto.

[Signatures to Follow]

Executed as of the date set forth above.

ASSIGNOR:

KBS CAPITAL ADVISORS LLC, a Delaware limited liability company

By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.
Chief Executive Officer

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ASSIGNEE:

KBSIII DOMAIN GATEWAY, LLC, a Delaware limited liability company

By:	KBSIII REIT ACQUISITION I, LLC,
a Delaware limited liability company, its sole member

	By:	KBS REIT PROPERTIES III, LLC,
a Delaware limited liability company, its sole member

		By:	KBS LIMITED PARTNERSHIP III,
a Delaware limited partnership, its sole member

			By:	KBS REAL ESTATE INVESTMENT TRUST III, INC.,
a Maryland corporation, its general partner

				By:	/s/ Charles J. Schreiber, Jr.
Charles J. Schreiber, Jr.,
Chief Executive Officer

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